Acquisitions Divestitures and Exchanges (Tables)	12 Months Ended
Dec. 31, 2017
Business Combination
Acquisitions, Divestitures and Exchanges

The allocations of the purchase price for these acquisitions were as follows:

Allocation of Purchase Price
	Purchase Price[1]	Goodwill[2]	Franchise Rights	Intangible Assets Subject to Amortization[3]	Net Tangible Assets/(Liabilities)
(Dollars in millions)
TDS Telecom cable business	$29	$5	$11	$1	$12

[1]	Cash amounts paid for acquisitions may differ from the purchase price due to cash acquired in the transactions and the timing of cash payments related to the respective transactions.

[2]	The entire amount of Goodwill acquired in 2017 was amortizable for income tax purposes.

[3]	In 2017, at the date of acquisition, the weighted average amortization period for Intangible Assets Subject to Amortization acquired was 3.6 years for TDS Telecom's cable business.